Exhibit 4.1

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

MEDYTOX SOLUTIONS, INC.

SENIOR SECURED, CONVERTIBLE, REDEEMABLE DEBENTURE

Dated as of: May 31, 2015	Principal Amount: $3,000,000.00
Effective Date: September 11, 2015
Maturity Date: September 11, 2017

This SENIOR SECURED, CONVERTIBLE REDEEMABLE DEBENTURE (the “Debenture”) is issued, dated as of May 31, 2015 and effective as of September 11, 2015 (the “Effective Date”), by MEDYTOX SOLUTIONS, INC., a corporation incorporated under the laws of the State of Nevada (the “Company”), to TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended. This Debenture is issued in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Holder (the “Purchase Agreement”). All capitalized terms used in this Debenture and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

ARTICLE I

Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder, by no later than September 11, 2017 (the “Maturity Date”), in immediately available and lawful money of the United States of America, Three Million and No/100 United States Dollars ($3,000,000.00), together with interest on the outstanding principal amount under this Debenture, at the rate of sixteen percent (16%) per annum simple interest (the “Interest Rate”) from the Effective Date, until paid, as more specifically provided below.

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Section 1.02 Optional Redemption Prior to Maturity. The Company, at its option, shall have the right to redeem this Debenture in full and for cash, at any time prior to the Maturity Date, with three (3) business days advance written notice (the “Redemption Notice”) to the Holder. The amount required to redeem this Debenture in full pursuant to this Section 1.02 shall be equal to: (i) the aggregate principal amount then outstanding under this Debenture; plus all accrued and unpaid interest due under this Debenture as of the redemption date; plus (ii) all other costs, fees and charges due and payable hereunder or under any other “Transaction Documents” (as hereinafter defined), including, but not limited to, any prepayment penalties provided for in the Purchase Agreement (collectively, the “Redemption Amount”). The Company shall deliver the Redemption Amount to the Holder on the third (3rd) business day after the date of the Redemption Notice.

Section 1.03 Mandatory Redemption at Maturity. On the Maturity Date, the Company shall redeem this Debenture for the Redemption Amount, which Redemption Amount shall be due and payable to the Holder by no later than 2:00 P.M., EST, on the Maturity Date.

Section 1.04 Payments.

(1)     Monthly Payments. The Company shall make monthly payments of principal and interest to the Holder, while this Debenture is outstanding, until the Maturity Date, based on the payment and amortization schedule attached hereto as Schedule A. In the event such day is not a Business Day, then said payment shall be due on the first Business Day thereafter occurring.

(2)      Interest Calculations; Payment Application. Interest shall be calculated on the basis of a 360-day year, and shall accrue daily on the outstanding principal amount outstanding from time to time for the actual number of days elapsed, commencing on the Effective Date until payment in full of the outstanding principal, together with all accrued and unpaid interest and other amounts which may become due hereunder or under any Transaction Documents, has been made. All payments received and actually collected by Holder hereunder shall be applied first to any costs and expenses due or incurred hereunder or under any other Transaction Documents, second to accrued and unpaid interest hereunder, and last to reduce the outstanding principal balance of this Debenture.

(3)      Late Fee. If all or any portion of the payments of principal, interest or other charges due hereunder are not received by the Holder within five (5) days of the date such payment is due, then the Company shall pay to the Holder a late charge (in addition to any other remedies that Holder may have) equal to five percent (5%) of each such unpaid payment or sum. Any payments returned to Holder for any reason must be covered by wire transfer of immediately available funds to an account designated by Holder, plus a $100.00 administrative fee charge. Holder shall have no responsibility or liability for payments purportedly made hereunder but not actually received by Holder; and the Company shall not be discharged from the obligation to make such payments due to loss of same in the mails or due to any other excuse or justification ultimately involving facts where such payments were not actually received by Holder.

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Section 1.05. Manner of Payments. All sums payable to the order of Holder hereunder shall be payable by ACH transfer of lawful dollars of the United States of America to the ACH instructions set forth below, or at such place as Holder, from time to time, may designate in writing. ACH Instructions for all sums due and payable hereunder are as follows:

Bank Name:	Bank of America
Bank Address:	100 W. 33rd Street, New York, NY 10001
Beneficiary Account Name:	TCA Fund Mgmt Group
Beneficiary Account Number:	898052439174
ACH Transfer/Routing Number:	063100277
SWIFT:	BOFAUS3N

ARTICLE II

Section 2.01 Secured Nature of Debenture. This Debenture is being issued in connection with the Purchase Agreement. The indebtedness evidenced by this Debenture is also secured by all of the assets and property of the Company and various other instruments and documents referred to in the Purchase Agreement as the “Transaction Documents”. All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in any of the Transaction Documents which are to be kept and performed by the Company are hereby made a part of this Debenture to the same extent and with the same force and effect as if they were fully set forth herein, and the Company covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

ARTICLE III

Section 3.01 Events of Default. The occurrence and continuance of any of the following events shall constitute an “Event of Default” hereunder:

(i)	the Company and/or Guarantors shall fail to pay any interest, principal or other charges due under this Debenture or any other Transaction Documents on the date five (5) days after any such payment shall be due and payable (whether by acceleration, declaration, extension or otherwise);
(ii)	the Company and/or Guarantors makes an assignment for the benefit of creditors;
(iii)	any order or decree is rendered by a court which appoints or requires the appointment of a receiver, liquidator or trustee for the Company and/or Guarantors, and the order or decree is not vacated within thirty (30) days from the date of entry thereof;
(iv)	any order or decree is rendered by a court adjudicating the Company and/or Guarantors insolvent, and the order or decree is not vacated within thirty (30) days from the date of entry thereof;
(v)	the Company and/or Guarantors files a petition in bankruptcy under the provisions of any bankruptcy law or any insolvency act;
(vi)	the Company and/or Guarantors admits, in writing, its insolvency or its inability to pay its debts as they become due;
(vii)	a proceeding or petition in bankruptcy is filed against the Company and/or Guarantors and such proceeding or petition is not dismissed within thirty (30) days from the date it is filed;

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(viii)	the Company and/or Guarantors files a petition or answer seeking reorganization or arrangement under the bankruptcy laws or any law or statute of the United States or any other foreign country or state;
(ix)	any written warranty, representation, certificate or statement of the Company and/or Guarantors in this Debenture, the Purchase Agreement, any other Transaction Document, any financial statement, application, schedule report or any other document given by the Company and/or Guarantors to the Holder, or any other agreement with Holder shall be false or misleading in any material respect when made or deemed made, or if the Company and/or Guarantors omitted to state any material fact or fact necessary to make such information not misleading, and such misstatement or omission remains uncured for a period of five (5) days following written notice from the Holder to the Company and/or Guarantors;
(x)	the Company and/or Guarantors shall fail to perform, comply with or abide by any of the stipulations, agreements, conditions and/or covenants contained in this Debenture, the Purchase Agreement or any of the other Transaction Documents on the part of the Company and/or Guarantors to be performed complied with or abided by, and such failure continues or remains uncured for fifteen (15) days following written notice from the Holder to the Company and/or Guarantors;
(xi)	the occurrence of any default under any other borrowing, Obligation or Contract of the Company and/or Guarantors, except for equipment leases, if the result of such default would: (i) permit any Person which is a party to any such borrowing, Obligation or Contract, to accelerate the maturity thereof, or to cancel or terminate any such borrowing, Obligation or Contract, the result of which would have a Material Adverse Effect on the Company; (ii) cause or be reasonably expected to cause a Material Adverse Effect; or (iii) materially and adversely affect, as determined by the Holder in good faith, but in its sole discretion, any of the Collateral, the value thereof, the Holder’s rights and remedies to realize upon such Collateral as set forth herein, or the Holder’s ability to comply with the Transaction Documents and such default remains uncured for a period of five (5) days following written notice from the Holder to the Company and/or Guarantors;
(xii)	the entry of any final and non-appealable Judgment or other determination or adjudication against the Company and/or Guarantors and a determination by the Holder, in good faith but in its sole discretion, that any such Judgment or other determination or adjudication would cause or would be reasonably expected to cause a Material Adverse Effect, or would otherwise adversely affect the prospect for the Holder to fully and punctually realize the full benefits conferred on the Holder by this Debenture, the Purchase Agreement, the Security Agreements and the other Transaction Documents, or the prospect of repayment of all the Obligations;
(xiii)	the injunction or restraint of the Company and/or Guarantors in any manner from conducting its business in whole or in part and a determination by Holder, in good faith but in its sole discretion, that the same would cause or would be reasonably expected to cause a Material Adverse Effect, or would otherwise adversely affect the prospect for the Holder to fully and punctually realize the full benefits conferred on the Holder by this Debenture, the Purchase Agreement, the Security Agreements and the other Transaction Documents, or the prospect of repayment of all the Obligations and such injunction or restrain shall continue for a period of five (5) days following written notice from the Holder to the Company and/or Guarantors;

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(xiv)	any Assets of the Company and/or Guarantors shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian and a determination by the Holder, in good faith but in its sole discretion, that the same would cause or would be reasonably expected to cause a Material Adverse Effect, or would otherwise adversely affect the prospect for the Holder to fully and punctually realize the full benefits conferred on the Holder by this Debenture, the Purchase Agreement, the Security Agreements and the other Transaction Documents, or the prospect of repayment of all the Obligations, and the same remains uncured for a period of five (5) days following written notice from the Holder to the Company and/or Guarantors;
(xv)	the determination in good faith by Holder that an event has occurred, either in the financial condition or operations of the Company and/or Guarantors, or the Collateral, or otherwise, which event would cause or would be reasonably expected to cause a Material Adverse Effect, or would otherwise adversely affect the prospect for Holder to fully and punctually realize the full benefits conferred on Holder by this Debenture, the Purchase Agreement, the Security Agreements and the other Transaction Documents; and
(xvi)	the determination in good faith by Holder that the security for the Obligations is or has become inadequate and shall continue to be inadequate for a period of five (5) days following written notice from the Holder to the Company and/or Guarantors; and

Section 3.02 Remedies. Upon the occurrence of an Event of Default that is not timely cured within an applicable cure period hereunder, the interest on this Debenture shall immediately accrue at an interest rate equal to the lesser of (i) twenty-two percent (22%) per annum or (ii) the maximum interest rate allowable by law, and, in addition to all other rights or remedies the Holder may have, at law or in equity, the Holder may, in its sole discretion, accelerate full repayment of all principal amounts outstanding hereunder, together with accrued interest thereon, together with all reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred by the Holder in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Company hereunder and under the Transaction Documents, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Debenture or any of the other Transaction Documents. In connection with the Holder’s rights hereunder upon an Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

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ARTICLE IV

Section 4.01 Usury Savings Clause. Notwithstanding any provision in this Debenture or the other Transaction Documents to the contrary, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Debenture or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Debenture, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance due hereunder immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of the principal balance then outstanding, and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest, rather than accept such sums as a prepayment of the principal balance then outstanding. It is the intention of the parties that the Company does not intend or expect to pay, nor does the Holder intend or expect to charge or collect any interest under this Debenture greater than the highest non-usurious rate of interest which may be charged under applicable law.

ARTICLE V

Section 5.01 No Exemption. The Company hereby waives and releases all benefit that might accrue to the Company by virtue of any present or future laws exempting any property that may serve as security for this Debenture, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, exemption from civil process, or extension of time for payment; and the Company agrees that any property that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order or manner desired by Holder.

Section 5.02 Exercise of Remedies. The remedies of the Holder as provided herein and in any of the other Transaction Documents shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

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Section 5.03 Waivers. The Company and all others who are, or may become liable for the payment hereof: (i) severally waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest of this Debenture or any other Transaction Documents, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Debenture and the other Transaction Documents, except as specifically provided in this Debenture or any other Transaction Document; (ii) expressly consent to all extensions of time, renewals or postponements of time of payment of this Debenture and any other Transaction Documents from time to time prior to or after the maturity of this Debenture without notice, consent or further consideration to any of the foregoing; (iii) expressly agree that the Holder shall not be required first to institute any suit, or to exhaust its remedies against the Company or any other person or party to become liable hereunder or against any collateral that may secure this Debenture in order to enforce the payment of this Debenture; and (iv) expressly agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by the Holder of any such person), the undersigned shall be and remain, directly and primarily liable for all sums due under this Debenture.

Section 5.04 No Waiver. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

ARTICLE VI

Section 6.01 Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Debenture must be in writing and in each case properly addressed to the party to receive the same in accordance with the information below, and will be deemed to have been delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m ., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Debenture may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party. The addresses and facsimile numbers for such communications shall be as set forth below, unless such address or information is changed by a notice conforming to the requirements hereof.

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If to the Company:	Medytox Solutions, Inc.
400 South Australian Avenue, 8th Floor
West Palm Beach, FL 33401
Attention: Jace Simmons
E-Mail: jsimmons@medytoxsolutionsinc.com

With a copy to:	Akerman LLP
(which shall not constitute notice)	One Southeast Third Avenue
Miami, FL 33131
Attention: Dean M. Freitag, Esq.
E-Mail: dean.freitag@akerman.com

If to the Holder:	TCA Global Credit Master Fund, LP
3960 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89196
Attn: Mr. Robert Press
E-Mail: bpress@tcaglobalfund.com

With a copy to:	Lucosky Brookman LLP
(which shall not constitute notice)	101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Seth A. Brookman, Esq.
E-Mail: sbrookman@lucbro.com

Section 6.02 Governing Law and Venue. The Company and Holder each irrevocably agrees that any dispute arising under, relating to, or in connection with, directly or indirectly, this Debenture or related to any matter which is the subject of or incidental to this Debenture (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in Broward County, Florida. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with Florida law. The Company and Holder each hereby consents to the exclusive jurisdiction and venue of any state or federal court having its situs in said county, and each waives any objection based on forum non conveniens. The Company hereby waives personal service of any and all process and consent that all such service of process may be made by certified mail, return receipt requested, directed to the Company, as set forth herein in the manner provided by applicable statute, law, rule of court or otherwise. Except for the foregoing mandatory forum selection clause, all terms and provisions hereof and the rights and obligations of the Company and Holder hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without reference to conflict of laws principles.

Section 6.03 Severability. In the event any one or more of the provisions of this Debenture shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part, in any respect, or in the event that any one or more of the provisions of this Debenture operates or would prospectively operate to invalidate this Debenture, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Debenture. The remaining provisions of this Debenture shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

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Section 6.04 Entire Agreement and Amendments. This Debenture, together with the other Transaction Documents represents the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, and there are no representations, warranties or commitments, except as set forth herein and therein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 Binding Effect. This Debenture shall be binding upon the Company and the successors and assigns of the Company and shall inure to the benefit of the Holder and the successors and assigns of the Holder.

Section 6.06 Assignment. The Holder may from time to time sell or assign, in whole or in part, or grant participations in, this Debenture and/or the obligations evidenced hereby without the consent of the Company. The holder of any such sale, assignment or participation, if the applicable agreement between Holder and such holder so provides, shall be: (i) entitled to all of the rights obligations and benefits of Holder (to the extent of such holder’s interest or pa1ticipation); and (ii) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to the Company (to the extent of such holder s interest or participation), in each case as fully as though the Company was directly indebted to such holder. Holder may in its discretion give notice to the Company of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Holder’s or such holder’s rights hereunder.

Section 6.07 Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture or in lieu of or in substitution for a lost, stolen or destroyed Debenture a new Debenture for the principal amount of this Debenture so mutilated, lost stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

Section 6.08 WAIVER OF JURY TRIAL. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON THIS DEBENTURE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF OR BETWEEN ANY PARTY HERETO, AND THE COMPANY AGREES AND CONSENTS TO THE GRANTING TO HOLDER OF RELIEF FROM ANY STAY ORDER WHICH MIGHT BE ENTERED BY ANY COURT AGAINST HOLDER AND TO ASSIST HOLDER IN OBTAINING SUCH RELIEF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER ACCEPTING THIS DEBENTURE FROM THE COMPANY. THE COMPANY’S REASONABLE RELIANCE UPON SUCH INDUCEMENT IS HEREBY ACKNOWLEDGED.

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Section 6.09 NON-US STATUS. THE HOLDER IS A NON-US PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD ONLY TO NON-U.S. PERSON. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW. BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANT THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(8)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATE PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

ARTICLE VII

Section 7.01 Conversion of Debenture. At any time and from time to time while this Debenture is outstanding on or after the Closing Date, (i) if mutually agreed upon by the parties or (ii) upon the occurrence of an Event of Default at the sole option of the Holder, this Debenture may be, convertible into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) in accordance with the terms and conditions set forth in this Article VII.

(1)                Voluntary Conversion. At any time while this Debenture is outstanding on or after the Closing Date, (i) if mutually agreed upon by the parties or (ii) at the sole option of the Holder by delivery of a Conversion Notice (as defined below) to the Company no later than ten (10) days following the occurrence of an Event of Default (the “Conversion Window”), the Holder may convert all or any portion of the outstanding principal, accrued and unpaid interest (but without giving effect to any default rate of interest), and any other sums due and payable hereunder or under any of the other Transaction Documents (such total amount, the “Conversion Amount”) into shares of Common Stock of the Company (the “Conversion Shares”) at a price equal to: (i) the Conversion Amount (the numerator); divided by (ii) eighty-five percent (85%) of the lowest of the volume weighted average price of the Company’s Common Stock during the five (5) trading days immediately prior to the Conversion Date (as defined below), as indicated in the conversion notice (in the form attached hereto as Exhibit “B” the “Conversion Notice”) (the denominator) (the “Conversion Price”). The Holder shall submit a Conversion Notice indicating the amount of the Debenture being converted and the number of Conversion Shares issuable upon such conversion as calculated by it in good faith, and where the Conversion Shares should be delivered. For avoidance of doubt, any Conversion Shares issued to Holder pursuant to this Section 7.01 will not be registered under the Securities Act of 1933, as amended, or pursuant to the laws of any State.

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(2)                The Holder’s Conversion Limitations. The Company shall not affect any conversion of this Debenture, and the Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Holder, the Holder (together with the Holder’s affiliates (as defined herein) and any Persons acting as a group together with the Holder or any of the Holder’s affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Holder shall have the right to request that the Company provide to the Holder a written statement of the percentage ownership of the Company’s Common Stock that would by beneficially owned by the Holder and its affiliates in the Company if the Holder converted such portion of this Debenture then intended to be converted by Holder. The Company shall, within two (2) business days of such request, provide Holder with the requested information in a written statement, and the Holder shall be entitled to rely on such written statement from the Company in issuing its Conversion Notice and ensuring that its ownership of the Company’s Common Stock is not in excess of the Beneficial Ownership Limitation. The restriction described in this Section may be waived by Holder, in whole or in part, upon notice from the Holder to the Company. In addition, the Company shall not have any obligation to effect any conversion of this Debenture to the extent that after giving effect to any such conversion the Holder (together with the Holder’s affiliates and any Persons acting as a group with the Holder or any of the Holder’s affiliates) would beneficially own in excess of 9.99% of the outstanding shares of Common Stock after giving effect to any such conversion. for purposes of this Debenture, the “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture. The limitations contained in this Section shall apply to any successor holder of this Debenture. For purposes of this Debenture, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(3)                      Mechanics of Conversion. The conversion of this Debenture shall be conducted in the following manner:

(a)             Holder’s Delivery Requirements. To convert this Debenture into shares of Common Stock on any date (during the Conversion Window, in the case of any conversions following an Event of Default) set forth in the Conversion Notice by the Holder (the “Conversion Date”), the Holder shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Company (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Company’s transfer agent).

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(b)            Company’s Response. Upon timely receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. In the event the Company fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Holder shall have the absolute and irrevocable right and authority to deliver the fully executed Conversion Notice to the Company’s transfer agent, and pursuant to the terms of the Purchase Agreement, the Company’s transfer agent shall issue the applicable Conversion Shares to Holder as hereby provided. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Company fails to issue the Conversion Confirmation), provided that the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, the Company shall cause the transfer agent to (or, if for any reason the Company fails to instruct or cause its transfer agent to so act, then pursuant to the Purchase Agreement, the Holder may request and require the Company’s transfer agent to) electronically transmit the applicable Conversion Shares to which the Holder shall be entitled by crediting the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Holder of such delivery. In the event that the Company’s transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible (or in the event the Holder otherwise requests), within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Company fails to issue the Conversion Confirmation), the Company shall instruct and cause its transfer agent to (or, if for any reason the Company fails to instruct or cause its transfer agent to so act, then pursuant to the Purchase Agreement, the Holder may request and require the Company’s transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder or its nominee, for the number of Conversion Shares to which the Holder shall be entitled. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon and other sums due hereunder, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable Conversion Amount. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Holder, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

(c)              Record Holder. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(d)                Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Holder by the date required hereby, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates representing the principal amount of this Debenture unsuccessfully tendered for conversion to the Company.

12

(e)              Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder . In the event the Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Debenture, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Debenture being converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Debenture, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to this Debenture or any agreement securing the indebtedness under this Debenture for the Company’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Holder from having the Conversion Shares issued directly by the Company’s transfer agent in accordance with the Purchase Agreement, in the event for any reason the Company fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Holder upon exercise of Holder’s conversion rights hereunder.

(f)          Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Company.

(4)                    Reservation of Common Stock. If upon receipt of a Conversion Notice from the Holder, the Share Reserve is insufficient to effect the full conversion of the Debenture then outstanding, the Company shall use reasonable best efforts to cause the Share Reserve to be increased accordingly within forty-five (45) days to an amount of shares equal to three (3) times the Conversion Shares. The Company’s management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized.

13

(5)                    Make-Whole Rights. Upon liquidation by the Holder of Conversion Shares issued pursuant to a Conversion Notice, provided that the Holder realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the “Realized Amount”), the Company shall issue to the Holder additional shares of the Company’s Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; minus (ii) the Realized Amount, as evidenced by a reconciliation statement from the Holder (a “Sale Reconciliation”) showing the Realized Amount from the sale of the Conversion Shares; divided by (iii) the average volume weighted average price of the Company’s Common Stock during the five (5) Business Days immediately prior to the date upon which the Holder delivers notice (the “Make-Whole Notice”) to the Company that such additional shares are requested by the Holder (the “Make-Whole Stock Price”) (such number of additional shares to be issued, the “Make-Whole Shares”). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make-Whole Shares requested, the Company shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make-Whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth herein. The Make-Whole Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Company’s Common Stock. Following the sale of the Make-Whole Shares by the Holder: (i) in the event that the Holder receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Holder shall deliver an additional Make-Whole Notice to the Company following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices and issuance of Make-Whole Shares shall continue until the Conversion Amount has been fully satisfied; and (ii) in the event that the Holder received net proceeds from the sale of Make-Whole Shares in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

(6)                    Adjustments to Conversion Price.

(a)   Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Company’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

[signature page follows]

14

IN WITNESS WHEREOF with the intent to be legally bound hereby, the Company as executed this Senior Secured, Convertible, Redeemable Debenture as of the date first written above.

MEDYTOX SOLUTIONS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Solutions, Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

15

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX INFORMATION TECHNOLOGY, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Information Technology, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

16

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX INSTITUTE OF LABORATORY MEDICINE, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Institute of Laboratory Medicine, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

17

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDICAL BILLING CHOICES INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: President

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the President of Medical Billing Choices Inc., a North Carolina corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

18

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX DIAGNOSTICS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Diagnostics, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

19

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX MEDICAL MARKETING & SALES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Medical Marketing & Sales, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

20

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

PB LABORATORIES, LLC

By: /s/ NormaVillar

Name: Norma Villar

Title: Chief Financial Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Norma Villar, the Chief Financial Officer of PB Laboratories, LLC, a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

21

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

BIOHEALTH MEDICAL LABORATORY, INC.

By: /s/ NormaVillar

Name: Norma Villar

Title: Chief Financial Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Norma Villar, the Chief Financial Officer of Biohealth Medical Laboratory Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

22

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

ALETHEA LABORATORIES, INC.

By: /s/ NormaVillar

Name: Norma Villar

Title: Chief Financial Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Norma Villar, the Chief Financial Officer of Alethea Laboratories, Inc., a Texas corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

23

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

INTERNATIONAL TECHNOLOGIES, LLC

By: /s/ Dr. William DePond

Name: Dr. William DePond

Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Dr. William DePond, the Manager of International Technologies, LLC, a New Jersey limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

24

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

EPIC REFERENCE LABS, INC.

By: /s/ Norma Villar

Name: Norma Villar

Title: Chief Financial Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Norma Villar, the Chief Financial Officer of EPIC Reference Labs, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

25

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

CLINLAB, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: President

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the President of Clinlab, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

26

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDICAL MIME, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Medical Mime, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

27

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

EPINEX DIAGNOSTICS LABORATORIES, INC.

By: /s/ Norma Villar

Name: Norma Villar

Title: Chief Financial Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Norma Villar, the Chief Financial Officer of Epinex Diagnostics Laboratories, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

28

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

EPINEX DIAGNOSTICS LABORATORIES, INC.

By: /s/ Norma Villar

Name: Norma Villar

Title: Chief Financial Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Norma Villar, the Chief Financial Officer of Epinex Diagnostics Laboratories, Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

29

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

PLATINUM FINANCIAL SOLUTIONS, LLC

By: /s/ Pavlos Papageorgiou

Name: Pavlos Papageorgiou

Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Pavlos Papageorgiou, the Manager of Platinum Financial Solutions, LLC., a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

30

SCHEDULE A

PAYMENT SCHEDULE

	Period		Principal Balance	Interest Payment	Principal Payment	Total Interest	Total payment	IB Fee	Payment Due
9/11/2015									(3,000,000.00)
10/11/2015	1		-	40,000.00	-	40,000.00	40,000.00	-	40,000.00
11/11/2015	2		-	40,000.00	-	80,000.00	80,000.00	-	40,000.00
12/11/2015	3		-	40,000.00	-	120,000.00	120,000.00	-	40,000.00
1/11/2016	4		-	40,000.00	-	160,000.00	160,000.00	-	40,000.00
2/11/2016	5		-	40,000.00	-	200,000.00	200,000.00	-	40,000.00
3/11/2016	6		-	40,000.00	-	240,000.00	240,000.00	-	40,000.00
4/11/2016	7		-	40,000.00	-	280,000.00	280,000.00	-	40,000.00
5/11/2016	8		-	40,000.00	-	320,000.00	320,000.00	-	40,000.00
6/11/2016	9		-	40,000.00	-	360,000.00	360,000.00	100,000.00	140,000.00
7/11/2016	10		-	40,000.00	-	400,000.00	400,000.00	-	40,000.00
8/11/2016	11		-	40,000.00	-	440,000.00	440,000.00	-	40,000.00
9/11/2016	12		-	40,000.00	-	480,000.00	480,000.00	100,000.00	140,000.00
10/11/2016	13	1	3,000,000.00	40,000.00	232,192.57	520,000.00	752,192.57	-	272,192.57
11/11/2016	14	2	2,767,807.43	36,904.10	235,288.47	556,904.10	1,024,385.15	-	272,192.57
12/11/2016	15	3	2,532,518.95	33,766.92	238,425.65	590,671.02	1,296,577.72	-	272,192.57
1/11/2017	16	4	2,294,093.30	30,587.91	241,604.66	621,258.93	1,568,770.29	100,000.00	372,192.57
2/11/2017	17	5	2,052,488.63	27,366.52	244,826.06	648,625.44	1,840,962.87	-	272,192.57
3/11/2017	18	6	1,807,662.58	24,102.17	248,090.41	672,727.61	2,113,155.44	-	272,192.57
4/11/2017	19	7	1,559,572.17	20,794.30	251,398.28	693,521.91	2,385,348.02	-	272,192.57
5/11/2017	20	8	1,308,173.89	17,442.32	254,750.26	710,964.23	2,657,540.59	-	272,192.57
6/11/2017	21	9	1,053,423.64	14,045.65	258,146.93	725,009.87	2,929,733.16	-	272,192.57
7/11/2017	22	10	795,276.71	10,603.69	261,588.88	735,613.56	3,201,925.74	-	272,192.57
8/11/2017	23	11	533,687.83	7,115.84	265,076.74	742,729.40	3,474,118.31	-	272,192.57
9/11/2017	24	12	268,611.09	3,581.48	268,611.09	746,310.88	3,746,310.88	-	272,192.57

31

EXHIBIT B

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the Senior Secured, Convertible, Redeemable Debenture (the “Debenture”) issued by Medytox Solutions, Inc., a corporation incorporated under the laws of the State of Nevada (the “Company”), into shares of common stock, par value $0.0001 per share (the “Common Shares”), of the Company in accordance with the conditions of the Debenture, as of the date written below.

Based solely on information provided by the Company to Holder, the undersigned represents and warrants to the Company that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation as specified under the Note.

Conversion Calculations	___________________________
Effective Date of Conversion:
Principal Amount and/or Interest to be Converted:	___________________________
Number of Common Shares to be Issued:	___________________________

[HOLDER]

By:

Name:

Title:

Address:

32